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                           WINTHROP OPPORTUNITY FUNDS
    SUPPLEMENT DATED JANUARY 15, 1997 TO PROSPECTUS DATED FEBRUARY 28, 1996

     The Winthrop Opportunity Funds intend to offer two new money market funds in early February. At such time, the Winthrop U.S. Government Money Fund and Winthrop Municipal Money Fund will be available to shareholders of both the Winthrop Opportunity Funds and Winthrop Focus Funds (collectively, 'Winthrop') for exchange pursuant to Winthrop's Exchange Privilege and will replace the Alliance Money Market Funds (Alliance Government Reserves and Alliance Municipal Trust). Accordingly, as of March 18, 1997, exchanges into the Alliance Money Market Funds will no longer be available under Winthrop's Exchange Privilege.